UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14C

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VELATEL GLOBAL COMMUNICATIONS, INC. (Name of Registrant Specified In Its Charter)

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Date Filed: August 20, 2013

VELATEL GLOBAL COMMUNICATIONS, INC.

5950 La Place Court, Suite 160

Carlsbad, California 92008

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR AND YOU ARE REQUESTED NOT TO SEND US A PROXY

August 20, 2013

NOTICE IS HEREBY GIVEN that the shareholders of the outstanding shares of the Series A common stock (“Series A Shares”) and the Series B common stock (“Series B Shares” and together with Series A Shares “Common Stock”) of VelaTel Global Communications, Inc. (“Company”, “we,” “us,” “our,” or similar terms) who, in the aggregate, hold a majority of the voting power of all issued and outstanding shares of the Company’s Common Stock entitled to vote have, by written consent in lieu of a regular or special meeting of the Company’s shareholders (“Majority Written Consent”), approved those certain Amended and Restated Articles of Incorporation to be filed with the Nevada Secretary of State containing the following substantive changes to the Articles of Incorporation currently on file with the Nevada Secretary of State: (i) increasing the number of authorized Series A Shares from 1,000,000,000 to 10,000,000,000; (ii) increasing the number of authorized Series B Shares from 100,000,000 to 1,000,000,000; (iii) withdrawing the designation of up to 20,000,000 authorized shares of Series A Preferred Stock and instead treating such shares as undesignated Preferred Stock; (iv) prescribing that future amendments to the Company’s Articles of Incorporation may, to the maximum extent allowable by Nevada law, be approved by resolution of the Company’s board of directors (“Board”) without necessity of approval by the Company’s shareholders (provided that future amendments which increase the number of authorized shares of any class or series of the Company’s capital stock for which there are shares outstanding will continue to require shareholder approval); and (v) electing that the Company not be governed by certain provision of the Nevada Revised Statutes (“NRS”) pertaining to “acquisition of a controlling interest” and/or “combinations with interested shareholders” (collectively, “the Action”).

In accordance with Section 78.315 and 78.320 of the NRS, the Action was approved on July 23, 2013 by unanimous written consent of the Board (“Unanimous Board Consent”) and by the Majority Written Consent. Your vote is not required to approve the Action, and this Definitive Information Statement (“Information Statement”) is not a request for your vote or a proxy. This Information Statement is furnished in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) only to inform the shareholders of our Common Stock and Preferred Stock of the Action before it takes effect. Pursuant to Rule 14c-2 of the Exchange Act, the Action will not take effect until a date that is at least 20 calendar days after the date this Information Statement has been mailed to our shareholders. The Information Statement is first being mailed to our shareholders on or about August 21, 2013; accordingly, we anticipate an effective date of the Action to be approximately September 10, 2013, or as soon thereafter as practicable in accordance with applicable law, including the Exchange Act and the NRS. No dissenter’s rights are afforded to the shareholders under the NRS in connection with the Action, the background and related issues of which are described in more detail below.

The cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and will reimburse such persons for out-of-pocket expenses incurred in forwarding this Information Statement.

This Notice and the attached Information Statement are being sent to you for informational purposes only. You are not being asked to take any action with respect to the Action.

By Order of the Board of Directors,

/s/ George Alvarez

George Alvarez

Chief Executive Officer and

Member of the Board of Directors

/s/ Kenneth L. Waggoner

Kenneth L. Waggoner

Secretary

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VELATEL GLOBAL COMMUNICATIONS, INC.

A Nevada corporation

5950 La Place Court, Suite 160

Carlsbad, California 92008

DEFINITIVE INFORMATION STATEMENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended

Approximate Date of Mailing: August 21, 2013

WE ARE NOT ASKING YOU FOR AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

This Definitive Information Statement (“Information Statement”) has been filed with the United States Securities and Exchange Commission (“SEC”) pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). It is being furnished by VelaTel Global Communications, Inc., a Nevada corporation (“Company,” “we,” “us,” “our,” or similar terms), to the shareholders of all outstanding shares of every class and series of our capital stock, which consists of: (i) Series A common stock (“Series A Shares”); (ii) Series B common stock (“Series B Shares,” and together with Series A Shares “Common Stock”); and (iii) Series B preferred stock (“Series B Preferred Stock”), each having a par value of $0.001. Effective as of July 23, 2012 and pursuant to Sections 78.315 and 78.320 of the Nevada Revised Statutes (“NRS”), the Company received, by written consent in lieu of a regular or special meeting of the Company’s shareholders, the approval of shareholders holding 414,213,138 votes, representing 54.6% of the total possible votes outstanding, in favor of filing with the Nevada Secretary of State Amended and Restated Articles of Incorporation (“the Action”). The background and reasons for the Action are described immediately below. A copy of the Certificate of Amended and Restated Articles of Incorporation is attached to this Information Statement as Exhibit 1.

The board of directors of the Company (“Board”) fixed July 23, 2013 as the record date for determining the shareholders entitled to give their written consent to the Action (“Record Date”). The shareholders who hold, as of the Record Date, a majority of the voting power of the Company have executed the written consent resolution (“Majority Written Consent”) approving the Action. Specifically, 14,213,138 outstanding Series A Shares (with a power of one vote per share) and 40,000,000 outstanding Series B Shares (with a power of ten votes per share), equaling 54.6% of the total voting power of all of the Common Stock issued and outstanding, as of the Record Date, have cast votes in favor of the Action. Inasmuch as shareholders holding 54.6% of the total voting power of the Company have already approved the Action, we are not seeking approval for the Action from any of our remaining shareholders, nor will they be given an opportunity to vote on the proposed Action. All necessary corporate approvals have already been obtained. This Information Statement is being furnished solely for the purpose of providing advance notice to our shareholders of the Action, as required by the Exchange Act.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the approved Action cannot become effective until 20 calendar days after the date this Information Statement is mailed to the shareholders of our Common Stock. This Information Statement should be mailed to our shareholders on or about August 21, 2013. Therefore, we estimate the effective date of the Action to be on or about September 10, 2013 (“Effective Date”).

NO VOTE OR OTHER CONSENT OF OUR SHAREHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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DESCRIPTION OF THE ACTION

The Company will file with the Nevada Secretary of State a Certificate of Amended and Restated Articles of Incorporation containing the following substantive changes to the Articles of Incorporation currently on file with the Nevada Secretary of State: (i) increasing the number of authorized Series A Shares from 1,000,000,000 to 10,000,000,000; (ii) increasing the number of authorized Series B Shares from 100,000,000 to 1,000,000,000; (iii) withdrawing the designation of up to 20,000,000 authorized shares of Series A Preferred Stock and instead treating such shares as undesignated Preferred Stock; (iv) prescribing that future amendments to the Company’s Articles of Incorporation may, to the maximum extent allowable by Nevada law, be approved by resolution of the Board and without necessity of approval by the Company’s shareholders ; provided, however, that (a) future amendments which increase the number of authorized shares of any class or series of the Company’s capital stock for which there are shares outstanding will continue to require shareholder approval and (b) future amendments that would adversely alter or change any preference or relative or other right given to any class or series of outstanding shares must be approved by the vote of the holders of shares representing a majority of the voting power of each class or series adversely affected by such action, regardless of limitations or restrictions on the voting power thereof ; and (v) electing that the Company not be governed by certain provision of the NRS pertaining to “acquisition of a controlling interest” and/or “combinations with interested shareholders.”

Filing of Amended and Restated Articles of Incorporation

NRS 78.403 provides that a Nevada corporation may restate, or amend and restate, in a single certificate the entire text of its articles of incorporation as those articles have been previously amended. After filing a certificate of restated or amended and restated articles of incorporation, whenever a Company is required to file a certified copy of its articles of incorporation, it is allowed to instead file only the restated articles, and any amendments filed thereafter.

The Company was originally incorporated in 2005 under the name “Mortlock Ventures, Inc.” Through Articles of Merger filed in 2008, the Company’s name was changed to “China Tel Group, Inc.” Through a Certificate of Amendment filed in 2011, the Company’s name was again changed to its current corporate name, “VelaTel Global Communication, Inc.” In addition to these amendments affecting the Company’s name, there have been periodic amendments for other purposes to designate the attributes of and/or to increase or decrease the number of authorized shares of various classes or series of the Company’s capital stock. The Company is periodically called upon to provide certified or uncertified copies of its articles of incorporation. In light of the evolution of its corporate name and other past amendments, including amendments which have become moot, the Company considers it expedient and advisable to file amended and restated articles of incorporation in their entirety. Only the substantive changes to the Company’s Articles of Incorporation currently on file are summarized below.

Increase Authorized Series A Shares

There are currently 1 billion Series A Shares authorized for issuance, of which 379,353,951 are currently issued and outstanding. The Company has in the past issued and expects in the future to continue to issue Series A Shares (as well as warrants and options) for some or all of the following corporate purposes: (i) raising capital; (ii) expanding our business through acquisitions and other strategic transactions; (iii) paying stock dividends or effecting stock splits; (iv) providing equity incentives to employees, officer and directors; and (v) other general corporate purposes. Our current plans and agreements for the issuance of additional Series A Shares relate solely to (vi) payment of promissory notes with and without conversion rights; (vii) fulfilling the terms of settlement with Ironridge Global IV, Ltd. (“Ironridge Global”); and (viii) conversion or redemption of Series B Preferred Stock issued to Ironridge Technology Co., a division of Ironridge Global (“Ironridge Technology”), all as disclosed in the Company’s prior filings on SEC Forms 10-Q and 10-K.

Based on the current and projected market value of the Series A Shares, the current and projected capital and other payment needs of the Company and the current and projected contractual obligations expected to give rise to issuance of Series A Shares, the Board recommended and the Majority Written Consent approved an increase of our authorized Series A Shares from 1 billion shares to 10 billion shares.

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Increase Authorized Series B Shares

There are currently 100 million Series B Shares authorized for issuance, of which 40 million are currently issued and outstanding. All of the currently outstanding Series B Shares collectively are either owned or controlled via voting proxy by our two directors, George Alvarez and Colin Tay. The primary attribute of Series B Shares is that each Series B Share is entitled to ten votes on any issue submitted to our shareholders, whereas each Series A Share is entitled to one vote. The consent of 80% of the issued and outstanding Series B Shares is required in order to sell, assign or transfer any of the Series B Shares. Series B Shares do not participate in dividends and have no monetary value except a mandatory right of redemption on May 23, 2023 at the par value of $0.001 per share. The Company has in the past periodically issued additional Series B Shares as additional Series A Shares have been issued, in numbers sufficient to at all times assure that Mr. Alvarez and Mr. Tay collectively control the voting power of the Company. The Company expects to continue this practice in the future. Increasing the number of authorized Series B Shares to 1 billion in conjunction with increasing the number of authorized Series A Shares to 10 billion will maintain the same ten to one ratio of authorized Series A Shares to authorized Series B Shares as currently exists.

Withdraw Designation of Series A Preferred Stock

NRS 78.196 provides that every Nevada corporation must have one or more classes or series of shares that together have unlimited voting rights and one or more classes or series of shares that together are entitled to receive the net assets of the corporation upon dissolution. If the corporation has only one class or series of shares, such shares have unlimited voting rights and the right to receive the net assets upon dissolution. NRS 78.195 provides that if a corporation desires to have more than one class or series of shares, the attributes and distinguishing characteristics of each must be prescribed in the articles of incorporation. NRS 79.1955(6) provides that if no shares are outstanding of a class or series of stock previously designated in a corporation’s articles, the corporation may withdraw the certificate of designation establishing the class or series of stock by filing a certificate so stating.

In 2008, the Company amended its Articles of Incorporation to authorize 25 million shares of Preferred Stock, of which 20 million shares were designated as Series A Preferred Stock. Among the attributes of the Series A Preferred Stock was voting power of each share equal to 100 shares of common stock (which common stock had not yet been designated as either Series A Shares or Series B Shares). This designation was in connection with an equity capital transaction that never closed; accordingly, no Series A Preferred Shares were ever issued. In 2012, the Company designated up to 2,500 authorized but previously undesignated shares of Preferred Stock as Series B Preferred Stock in connection with an equity capital transaction with Ironridge Technology. Among the attributes of Series B Preferred Stock is that the shares have no voting rights, but have preference over Common Stock in distribution of the Company’s net assets upon dissolution based on the redemption value of the shares of Series B Preferred Stock that is then outstanding.

Inasmuch as the issued and outstanding Common Stock has the total voting power of the Company and the issued and outstanding Series B Preferred Stock has preference over Common Stock in distribution of the Company’s net assets upon dissolution, it is appropriate to withdraw the designation of the Series A Preferred Stock to avoid confusion regarding the distinctions between Common Stock and Preferred Stock as to both voting power and the right to receive the Company’s net assets upon dissolution. The effect of withdrawal of designation is that all 25 million authorized shares of Preferred Stock will be undesignated, except 2,500 shares previously designated as Series B Preferred Stock.

Future Amendments of Articles by Board Resolution

NRS 78.195 provides that a Nevada corporation may vest in its board of directors the authority to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock. NRS 78.1955 provides that, after shares of a class or series of shares have been issued, all amendments to a corporation’s articles of incorporation that change the number or attributes of the classes or series of stock for which there are shares outstanding must be approved by a majority of the voting power of the corporation, unless the articles provide otherwise. Various sections of the NRS provide that certain actions require the approval by holders of a majority of the voting power of a particular class or series of shares that would be adversely affected by an amendment of the articles, regardless of any limitations or restrictions on the voting power of that class or series. For example, NRS 78.207(3) provides that where an amendment increasing or decreasing the number of one class or series of a Nevada corporation’s authorized shares would adversely alter or change any preference or relative right given to any other class or series of outstanding shares, the amendment must be approved by shareholders representing a majority of the voting power of each class or series whose preference or relative or other rights are adversely affected regardless of limitations or restrictions on the voting power thereof. NRS 78.2055(3) contains the same shareholder approval rights where an amendment decreases the number of issued and outstanding shares of any class or series without corresponding decrease in the number of authorized shares of such class or series.

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The Amended and Restated Articles of Incorporation reflect that any future amendment that changes the attributes or number of shares of a class or series of stock for which there are shares outstanding must be approved by a majority of the voting power of the Company. Under the Amended and Restated Articles of Incorporation, the Board is vested with authority to designate the voting powers, designations, preferences, limitations, restrictions, relative rights of any class or series of stock, dividends, premiums of redemption, conversion rights and other variations of the same applicable to any class or series of the Company’s capital stock, prior to the issuance of any shares of such class or series of stock, without prior shareholder approval; provided, however, any such amendment that would adversely alter or change any preference or relative or other right given to any class or series of outstanding shares must be approved by the vote of the shareholders representing a majority of the voting power of each class or series adversely affected by such action, regardless of limitations or restrictions on the voting power thereof.

Opting Out of Nevada Statutes Relating to “Controlling Interest” and

“Combinations with Interested Shareholders”

NRS 78.378(1) allows a Nevada corporation to elect in its articles of incorporation or in its bylaws not to be governed by Sections 78.378 to 78.3793 of the NRS, which set forth restrictions regarding the voting rights of persons attempting to acquire control of the corporation. NRS 78.434 allows a Nevada corporation to elect in its articles of incorporation not to be governed by Sections 78.411 to 78.444 of the NRS, which set forth restrictions regarding combinations with interested shareholders.

Even though the articles of incorporation and bylaws of the Company currently in effect are silent as to the Company’s election whether or not to be governed by these provisions of these NRS, the Company is not currently subject to the application of either statute. For example, only a Nevada corporation that has 200 or more shareholders of record, at least 100 of whom have addresses in Nevada appearing on the stock ledger of the corporation, is subject to the “controlling interest” statute. Similarly, only a Nevada corporation whose shares are publicly traded and that has 2,000 shareholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial shareholders owning more than 10 percent of such shares, is subject to the “combinations with interested shareholders” statute. The Company does not currently meet either of these criteria. The Company believes it will be in the best interest of the shareholders to not restrict the transactions in which the Company might engage at a future time when the Company may otherwise become subject to either or both of these statutes. Application of these statutes could delay or make more difficult a change of control transaction or other business combination that may be beneficial to shareholders. Opting out of these provisions will provide the Company and its shareholders with greater flexibility in participating in certain business transactions, including acquisitions or sales of shares, by facilitating the sale of a controlling interest in the Company.

The Company is not party to or in the process of negotiating any pending transaction that could result in a change of control or other business combination that either of these statutes, if applicable, might delay or make more difficult, and the Company did not approve the Action with a view to facilitating any specific transaction.

Approval of the Action by the Unanimous Board Consent

Effective as of July 23, 2013, the Board executed the Unanimous Board Consent, authorizing and recommending that the Company’s shareholders approve the Action, for the reasons stated above. However, the Board reserved the right, pursuant to Section 78.390 of the NRS, to abandon the Action at any time prior to the Effective Date, if the Board deems it appropriate to do so.

Approval of the Action by the Majority Written Consent

Pursuant to sections 78.390 of the NRS, a resolution of the Board that is approved by the affirmative vote of the holders of a majority of the voting power of the Company is sufficient to amend the Company’s articles of incorporation. The Majority Written Consent constitutes such approval. The shareholders who approved the Majority Written Consent adopted the same reasons for the Action as the Board stated in the Unanimous Board Consent, which are the reasons stated above. The Effective Date of the Action is expected to be on or about September 10, 2013. However, the Majority Written Consent confirms the reserved right of the Board to abandon the Action at any time prior to the Effective Date, pursuant to Section 78.390 of the NRS, if the Board deems it appropriate to do so.

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DESCRIPTION OF THE COMPANY’S COMPENSATION

FOR EXECUTIVE OFFICERS AND DIRECTOR

Compensation Discussion and Analysis

Effective April 1, 2010 and until January 15, 2012, our executive officers, who had previously served as independent contractors, became employees and were compensated with salaries as set forth in the summary compensation table below. Effective January 16, 2012, our executive officers again became independent contractors, pursuant to independent contractor agreements similar to those in effect prior to March 31, 2010 and at same compensation rates equal to the salaries described in the compensation table below.

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by or paid to each named executive officer of the Company for the last two completed fiscal years.

SUMMARY EXECUTIVE COMPENSATION TABLES

Name and Principal Position	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	Other(1)	Total
2012 Compensation(1)

George Alvarez, Chief Executive Officer	$14,583	$0	$0	$0	$0	$0	$0	$14,583

Mario Alvarez, Chief Operating Officer	$12,500	$0	$429,358	$0	$0	$0	$6,850	$448,708

Isidoro Gutierrez, Chief Admin. Officer	$10,417	$0	$608,837	$0	$0	$0	$18,650	$637,904

Kenneth Hobbs, VP, Mergers & Acquisitions	$10,000	$0	$285,132	$0	$0	$0	$98,615	$393,747

Oliver Schwarz, (2) Former Exec. VP, Investor Relations	$11,458	$0	$267,584	$0	$0	$0	$0	$279,042

Colin Tay, President	$0	$0	$0	$0	$0	$0	$0	$0

Carlos Trujillo, Chief Financial Officer	$11,458	$0	$437,206	$0	$0	$0	$12,036	$460,700

Kenneth L. Waggoner, Exec. VP, Legal General Counsel and Secretary	$11,458	$0	$326,778	$0	$0	$0	$0	$338,236

_______________

(1) Commencing January 16, 2012, the Company paid executive officers both base compensation and reimbursement of expenses as independent contractors, through a combination of issuance of Series A Shares registered under SEC Form S-8 (described in the column “Stock Awards”) and cash payments (described in the column “Other”).

(2) Oliver Schwarz resigned from the Company May 15, 2012.

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Name and Principal Position	Salary	Bonus	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	Other	Total
2011 Compensation (1)

George Alvarez, Chief Executive Officer	$350,000	$0	$0	$0	$0	$0	$0	$350,000

Mario Alvarez, Chief Operating Officer	$300,000	$0	$0	$0	$0	$0	$0	$300,000

Isidoro Gutierrez, Chief Admin. Officer	$250,000	$0	$0	$1,133,902	$0	$0	$0	$1,383,902

Kenneth Hobbs, VP, Mergers & Acquisitions	$240,000	$0	$0	$240,000	$0	$0	$0	$480,000

Oliver Schwarz, Former Exec. VP, Investor Relations	$275,000	$0	$0	$0	$0	$0	$0	$275,000

Colin Tay, President	$0	$0	$35,514	$390,000	$0	$0	$0	$425,514

Carlos Trujillo, Chief Financial Officer	$275,000	$0	$0	$275,000	$0	$0	$0	$550,000

Kenneth L. Waggoner, Exec. VP, Legal General Counsel and Secretary	$275,000	$0	$0	$275,000	$0	$0	$0	$550,000

_______________

(1) All option awards are at an exercise price of $13 per Series A Share (after adjustment for a 2012 reverse stock).

Outstanding Equity Awards at Fiscal Year-End Table

The table below summarizes all unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of the end of our last completed fiscal year.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Series A Common Shares or Units of Stock That Have Not Vested (#)	Market Value of Series A Common Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Series A Common Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Series A Common Shares, Units or Other Rights That Have Not Vested (#)

George Alvarez, Chief Executive Officer	0	0	0	$0	N/A	0	0	0	0

Mario Alvarez, Chief Operating Officer	0	0	0	$0	N/A	0	0	0	0

Isidoro Gutierrez Chief Admin. Officer	87,223	0	0	$13	07/15/21	0	0	0	0

Kenneth Hobbs, VP Mergers and Acquisitions	18,462	0	0	$13	07/15/21	0	0	0	0

Colin Tay, President	30,000	0	0	$13	07/15/21	0	0	0	0

Carlos Trujillo, Chief Financial Officer	21,154	0	0	$13	07/15/21	0	0	0	0

Kenneth L. Waggoner, Exec. VP Legal, General Counsel and Secretary	21,154	0	0	$13	07/15/21	0	0	0	0

Oliver Schwarz, Former Exec. VP Investor Relations	0	0	0	$0	N/A	0	0	0	0

Compensation of Directors

To date, we have not compensated our directors for their services in their capacity as directors.

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Employment Agreements with Executive Officers and Directors

Until March 31, 2010, we had in effect Independent Contractor Agreements with Isidoro Gutierrez, Kenneth Hobbs, Colin Tay, Carlos Trujillo and Kenneth L. Waggoner. All of these individuals served as executive officers and/or directors of the Company. Effective April 1, 2010 and until January 15, 2012, all executive officers, except Colin Tay, served as employees of the Company at the yearly salaries set forth above under the heading entitled “Compensation Discussion and Analysis.” Effective January 16, 2012, these individuals, except Colin Tay, continued to act as executive officers pursuant Independent Contractor Agreements at the same rate of compensation as the yearly salaries set forth above. The compensation called for in the Independent Contractor Agreements was paid utilizing a combination of cash payments and Series A Shares.

On April 1, 2011, but retroactive to an effective date of November 1, 2010, the Company entered into an Executive Employment Agreement with Colin Tay (“Tay Employment Agreement”) to compensate him at the annual rate of $350,000, to provide him with other employment benefits the Company may provide to its executive officers in the future and to issue him 669,091 shares of our Series B Shares (after adjustment for a 2012 reverse stock split). The term of the Tay Employment Agreement commenced on November 1, 2010 and ends on December 31, 2013; provided, however, the term is automatically extended for one additional year on the anniversary of the commencement date and on each anniversary thereafter, unless, not less than 90 days prior to each such date, either Mr. Tay or the Company has given notice to the other that he or it does not wish to extend the term. During the term, Mr. Tay will serve as the president of the Company and will have such powers and duties as are normally inherent in such capacity in publicly held companies of similar size and character as the Company, or as may be prescribed by the Board. Although the term is retroactive, the issuance of the Series B Shares was not. The Series B Shares were issued on April 12, 2011.

We used our form Independent Contractor Agreement for the aforementioned independent contractors for the services they rendered to the Company. The terms and conditions of our form Independent Contractor Agreement include the names of the parties to the agreement, the term of the agreement, the amount of compensation, the job responsibilities of the independent contractor, the independent contractor status s such and the full responsibility of the independent contractor to pay all applicable taxes on the compensation he or she receives from the Company.

2011 Stock Option and Incentive Plan

On May 10, 2011, the Company adopted the "China Tel Group, Inc. 2011 Stock Option and Incentive Plan.” We did so pursuant to a resolution of the Board and pursuant to a majority written consent of the shareholders of our Common Stock. It was implemented pursuant to an earlier Definitive Information Statement filed with the SEC and mailed to the shareholders of our Common Stock.

The material terms of the 2011 SOP are as follows:

(i)              The 2011 SOP is to be administered by the Board or a committee of the Board, including a committee consisting of two or more non-employee directors to the extent required under applicable laws or rules of any stock exchange on which the Company's Series A Shares are listed ("Committee");

(ii)             An award under the 2011 SOP may consist of incentive stock options, non-statutory stock options, restricted stock awards, unrestricted stock awards, performance stock awards, or stock appreciation rights, with the amount and type of any award at the discretion of the Committee;

(iii)            Eligible recipients under the 2011 SOP are all employees, officers, directors, consultants or advisors of the Company or any of its subsidiaries;

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(iv)            The maximum number of Series A Shares available for issuance under the 2011 SOP is 750,000, no more than 300,000 of which may be awarded other than as options or stock appreciation rights, and no more than 500,000 of which may be awarded to any one participant in any one taxable year of the Company (all numbers adjusted for the effect of a 2012 reverse stock split). Series A Shares issued pursuant to an award reduce the maximum Series A Shares remaining available for issuance under the 2011 SOP; however, Series A Shares that are subject to any award that subsequently lapses, expires or is forfeited automatically become available for re-issuance. In the event of any reorganization, merger, stock dividend or stock split, the Committee may adjust the number or kind of securities available for issuance or payment under the 2011 SOP to avoid dilution or enlargement of the rights of participants under any prior award;

(v)             The exercise price of any stock option must be at least 100% of the fair market value of a Series A Share on the date of grant (110% with respect to an incentive stock option granted to a participant who owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company). Vesting and duration of any option is at the Committee's discretion up to a maximum of 10 years duration (5 years in the case of an incentive option to a participant with more than 10% voting power as described above). Payment of the purchase price upon exercise of any option is to be in cash, except the Committee may accept payment through a broker exercise notice, a net share payment, or other any other form of payment acceptable to the Committee;

(vi)            Upon a participant's separation from employment or other service with the Company or subsidiary, certain unvested or unexercised rights with respect to prior awards outstanding under the Plan will terminate immediately or within three months following such separation, depending upon the type of award and the reason for separation; and

(vii)           The 2011 SOP is non-exclusive and does not limit the power or authority of our Board to adopt, modify or terminate the 2011 SOP or such additional compensation arrangements as the Board may deem necessary or desirable. The 2011 SOP supersedes and replaces entirely the Company's 2008 SOP.  The 2011 SOP terminates by its terms on December 31, 2020, unless earlier terminated by action of the Board, provided that awards outstanding upon termination may continue to be exercised, or to become free of restrictions, according to their terms.

On July 15, 2011, the Company issued 375,000 options to purchase Series A Shares at an exercise price of $13 per share (number of such shares and exercise price adjusted for the effect of a 2012 reverse stock split). The options were issued to eligible recipients under the 2011 SOP. All options were fully vested upon issuance and constitute non-statutory options under the terms of the 2011 SOP.

Compensation Committee

Our Board temporarily serves as our Compensation Committee.  Our Board adopted a Compensation Committee Charter.

All members of our Board were also executive officers during 2012.  All members of our Board had one or more relationships requiring disclosure under Item 404 of Regulation S-K.

None of our executive officers served as a director of another entity whose executive officers served on our Board, except that Colin Tay. He serves as an executive officer of the Company and is the sole owner and director of Trussnet Capital Partners (HK) Ltd (“TCP”).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth, as of the last completed fiscal year, the total number of shares of our Series A Shares, our Series B Shares, and our Series B Preferred Stock owned beneficially by each of our current and recently resigned directors and executive officers, individually and as a group, and the present owners of more than 5% of our total outstanding shares of Common Stock.  The shareholders listed below have direct ownership of his/hers or its shares and possesses sole voting and/or dispositive power with respect to their ownership. These holdings are as May 17, 2013.

Name & Address of Owner (1)	Series	Amount (2)		% of Class	Total Votes (3)

Officers & Directors
George Alvarez	Series A	55,572	*		55,572
	Series B	0	*		213,309,090
					213,364,662	(4)

Mario Alvarez	Series A	523,345	*		523,345

Isidoro Gutierrez	Series A	4,921,001		2.3%	4,921,001

Kenneth Hobbs (5)	Series A	3,854,694		1.8%	3,854,694
	Series B	20,220,606		50.6%	0	(4)
					3,854,694

Colin Tay (6)	Series A	768,673	*		768,673
	Series B	18,669,091		46.7%	186,690,910
					187,459,583

Carlos Trujillo	Series A	4,392,593		2.1%	4,392,593
	Series B	220,606	*		0	(4)
					4,392,593

Kenneth L. Waggoner	Series A	2,525,124		1.2%	2,525,124
	Series B	220,605	*		0	(4)
					2,525,124

All Officers & Directors as a Group
	Series A	17,041,002		8.0%	17,041,002
	Series B	39,330,908		98.0%	400,000,000	(4)
				68.2% (7)	417,041,002

Other Beneficial Owners of Greater Than 5%
Ironridge Global (8)	Series A	(9)		<9.9%
	Series B Preferred (10)	285		100%	0

Antonios Isaac (11)	Series A	(12)

*Less than one percent.

(1) Unless otherwise noted, the address of each holder is 5950 La Place Court, Suite 160, Carlsbad, California 92008. Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial.

(2) Under Rule 13-d of the Exchange Act, shares not outstanding but subject to options, warrants, rights, conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the person having such rights, but are not deemed outstanding for the purpose of computing the percentage for such other persons.

(3) Each Series B Share has voting rights equal to ten Series A Shares.

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(4) George Alvarez holds irrevocable proxies to vote: (i) 22,220,606 Series B Shares owned by Kenneth Hobbs; (ii) 220,606 Series B Shares owned by Carlos Trujillo; (iii) 220,605 Series B Shares owned by Kenneth L. Waggoner; and (iv) 669,092 Series B Shares owned by 43 other shareholders of Series B Shares in the aggregate.

(5) Includes 2,129,520 Series A Shares beneficially owned by an Individual Retirement Account of which Kenneth Hobbs is the beneficiary.

(6) Includes Series A Shares issued to TCP, of which Colin Tay is the sole shareholder and director, including Series A Shares TCP has transferred to two investment funds of which Mr. Tay has a beneficial interest.

(7) Total voting power of executive officers and directors as a percentage of total voting power of the Company, taking into account ten to one voting power of Series B Shares.

(8) Includes the interests of both Ironridge Global (as to Series A Shares) and Ironridge Technology (as to Series B Preferred Shares).

(9) Ironridge Global has been issued a total of 73,595,000 Series A Shares in increments of 1,170,000, 2,225,000, 4,800,000, 2,800,000, 2,600,000, 9,000,000, 9,000,000, 10,000,000, 12,000,000, and 20,000,000 shares. As of each share issuance, Ironridge Global has represented to the Company that the issuance in question will not cause the total Series A Shares owned by Ironridge Global to exceed 9.99% of the total Series A Shares that will then be issued and outstanding.

(10) Series B Preferred Shares have no voting rights.

(11) Includes Series A Shares issued to or on behalf of Isaac Organization, Inc., of which Antonios Isaac is the sole shareholder.

(12) Antonios Isaac and Isaac Organization, Inc. each filed a separate SEC Form 3 on March 17, 2010 disclosing that each became a Reporting Person on August 11, 2009 and December 9, 2009, respectively. We have issued to or on behalf of Isaac Organization, Inc. a total of 23,026,605 Series A Shares pursuant to stock purchase agreements and promissory notes between the Company and Isaac Organization, Inc.  Neither Isaac Organization, Inc. nor Antonios Isaac has filed a SEC Form 4 disclosures as to any share issuance by us after December 9, 2009. We are unable to determine whether Antonios Isaac or Isaac Organization, Inc. remained a Reporting Person as of the date of any share issuance, or how many Series A Shares either beneficially owns.

POTENTIAL DILUTIVE, PRICE AND ANTI-TAKE OVER EFFECT OF THE ADDITIONAL SHARES

Upon issuance, the additional Series A Shares the Company proposes to authorize will have rights identical to the currently outstanding Series A Shares. Adoption of the proposal to increase the Company’s authorized Series A Shares will not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders. Because our articles of incorporation do not confer to our shareholders preemptive rights with respect to our Series A Shares, should the Board elect to issue additional Series A Shares existing shareholders would not have any preferential rights to purchase any additional Series A Shares. Therefore, the future issuance of additional Series A Shares will dilute the voting power and other rights of existing holders of Series A Shares. It would be speculative for the Company to predict the number of Series A Shares that will be issued.

Unless covered by a registration statement approved by the SEC or a valid exemption from registration, any additional Series A Shares issued will not be immediately eligible for sale in the public markets. However, such shares are typically eligible for exemption from registration after expiration of a six-month holding period under Rule 144 of the Securities Act of 1933, as amended (“Exchange Act”). Any sales of Series A Shares that become eligible for resale in the public markets, or the anticipation of the possibility of such sales, could depress the market price of our Series A Shares.

The issuance of additional Series A Shares could, under certain circumstances, have an anti-takeover effect, although it is not our intention to issue the additional Series A Shares for this purpose.  Instead, and irrespective of any future takeover attempt, the Company intends to continue issuing Series B Shares that will be owned or controlled via proxy by its current directors, Mr. Alvarez and Mr. Tay, in numbers sufficient to maintain a majority of the voting control of the Company. This will effectively thwart any effort to take over the control of the Company. Issuance of additional Series B Shares may have the effect of discouraging unsolicited takeover attempts, potentially limiting the opportunity for our shareholders to dispose of their Series A Shares at a premium, which is often offered in takeover attempts, or that may be available under a merger proposal. Issuance of additional Series B Shares may have the effect of permitting our current executive officers, including the Board, to retain their respective positions and place them in a better position to resist changes that other shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board is not aware of any attempt to take control of the Company, and the Action was not approved with the intent that it be utilized as any part of an anti-takeover device.

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INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Amended and Restated Articles of Incorporation that will be filed pursuant to the Action.

NO DISSENTER’S RIGHTS

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the Action, and we will not independently provide our shareholders with any such rights.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the Exchange Act and are required to file reports, proxy statements and other information with the SEC regarding our business, financial condition and other matters pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements and other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for additional information about the public reference facilities. The reports, proxy statements and other information filed with the SEC are also available to the public over the internet at http://www.sec.gov, the internet website of the SEC. All inquiries regarding our Company should be addressed to our Executive Vice President Legal, General Counsel and Secretary, Kenneth L. Waggoner, at 5950 La Place Court, Suite 160, Carlsbad, California 92008.

BY ORDER OF THE COMPANY’S BOARD OF DIRECTORS

/s/ George Alvarez

George Alvarez

Chief Executive Officer and

Member of the Board of Directors

/s/ Kenneth L. Waggoner

Kenneth L. Waggoner

Secretary

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EXHIBIT 1 TO DEFINITIVE INFORMATION STATEMENT

CERTIFICATE OF AMENDMENT AND RESTATEMENT OF

ARTICLES OF INCORPORATION OF

VELATEL GLOBAL COMMUNICATIONS, INC.

A Nevada Corporation

The undersigned hereby certifies as follows:

1.	He is the duly elected and acting Secretary of VelaTel Global Communications, Inc., a Nevada corporation (“Corporation”).
2.	On July 23, 2013, the Board of Directors of the Corporation (“Board”) unanimously approved the amendment and restatement of the Corporation’s articles of incorporation, pursuant to Sections 78.390 and 78.403 of the Nevada Revised Statutes (“NRS”).
3.	On July 23, 2013, upon the recommendation of the Board, the proposed amendment to the Company’s articles of incorporation was submitted for approval to those of the Company’s shareholders who, in the aggregate, hold a majority of the voting power of all issued and outstanding shares of the Company’s Common Stock entitled to vote and who approved such proposal by written consent, in lieu of a regular or special meeting of the Company’s shareholders (“Action”).
4.	On July 25, 2013, the Corporation filed with the United States Securities and Exchange (“SEC”) Commission a Preliminary Information Statement pertaining to the Action. On August __, 2013 the Company filed a Definitive Information Statement with the SEC and on August __, 2013 commenced mailing the Definitive Information Statement to the shareholders of record of the Corporation, all in accordance with Section 14(c) of the Securities and Exchange Act of 1934, as amended, and Rule 14c-2 promulgated thereunder. More than 20 calendar days have elapsed since mailing of the Definitive Information Statement has been completed.
5.	The Corporation, having received the approval required for the amendment to its articles of incorporation, hereby submits for filing this certificate, which incorporates the Amended and Restated Articles of Incorporation attached hereto, together with such other forms and filing fees as are prescribed by the Nevada Secretary of State.
6.	The Corporation’s articles of incorporation are hereby amended and restated to read in full as follows:

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AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

VELATEL GLOBAL COMMUNICATIONS, INC.

A NEVADA CORPORATION

By Articles of Incorporation filed September 19, 2005, the Corporation was formed under the name “Mortlock Ventures, Inc.” By Articles of Merger filed April 8, 2008, the Corporation merged with China Tel Group, Inc., a Colorado corporation. Although the Corporation was the surviving merger entity, pursuant to the Articles of Merger, the name of the Corporation was changed to “China Tel Group, Inc.” By Certificate of Amendment filed June 29, 2011, the name of the Corporation was again changed to “VelaTel Global Communications, Inc.

These Amended and Restated Articles of Incorporation were duly adopted in accordance with Sections 78.390 and 78.403 of the Nevada Revised Statutes (“NRS”) by unanimous resolution of the Corporation’s Board of Directors (“Board”) and affirmative vote of its shareholders who own shares having a majority of the total voting power of the Corporation.

ARTICLE I – NAME

The name of the corporation is VelaTel Global Communications, Inc. (“Corporation”).

ARTICLE II – RESIDENT AGENT AND REGISTERED OFFICE

The Corporation will maintain a registered agent and registered office in the State of Nevada.

ARTICLE III – PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS. The business of the Corporation may be conducted both inside and outside the State of Nevada.

ARTICLE IV – EXISTENCE

The Corporation shall have perpetual existence.

ARTICLE IV – CAPITAL STOCK

4.1                  Number of Authorized Shares; Par Value. The aggregate number of shares which the Corporation shall have authority to issue is eleven billion twenty five million (11,025,000,000) shares, each share with a par value of $0.001, and divided into two classes as “Common Stock” and “Preferred Stock.”

(a)                  Common Stock. Common Stock is divided into two series. A total of ten billion (10,000,000,000) shares of Series A Common Stock are authorized for issuance. A total of one billion (1,000,000,000) shares of Series B Common Stock are authorized for issuance. The further attributes of each series of Common Stock are described in Section 4.4(a) and (b).

(b)                  Preferred Stock. A total of twenty-five million (25,000,000) shares of Preferred Stock are authorized for issuance. The Board shall have the power to designate the voting powers, designations, preferences, limitations, restrictions, relative rights of any class or series of Preferred Stock, dividends, premiums of redemption, conversion rights and other variations of the same applicable to any class or series of Preferred Stock. A total of two thousand five hundred (2,500) authorized shares of Preferred Stock have been designated for issuance as Series B Preferred Stock. The further attributes of Series B Preferred Stock are described in Section 4.4(c).

4.2                  Shares Fully Paid; Non-Assessable; No Preemptive Rights. The Corporation may from time to time issue any number of the authorized shares of any class or series of its capital stock for such consideration as the Board may fix. After the amount of the subscription price or par value has been paid in full, such capital stock issued shall not be subject to assessment to pay the debts of the Corporation. No shareholder of the Corporation shall, by reason of his holding shares of any class or series, have any preemptive or preferential right to purchase or subscribe to any shares or other securities convertible into or carrying options or warrants to purchase shares of any class or series, now or hereafter to be authorized, whether or not the issuance of any such shares or other securities would adversely affect the dividend or voting rights of such shareholder.

4.3                  Withdrawal of Prior Designation. Through these Amended and Restated Articles of Incorporation and in accordance with NRS 79.1955(6), the Corporation has withdrawn a prior designation of up to twenty million (20,000,000) authorized shares of Series A Preferred Stock, prior to any shares of Series A Preferred Stock having been issued. All shares included in such prior designation shall now be included in the total authorized Preferred Stock that is subject to future designation. To avoid confusion, any future designation of a new series of Preferred Stock shall use a name other than “Series A Preferred Stock.”

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4.4                  Designation of Attributes of Each Class or Series of Capital Stock. The voting powers, preferences, dividend rights, limitations, restrictions, relative rights and other distinguishing designations of each current class or series of the Corporation’s capital stock is as follows:

(a)                   Series A Common Stock:

A.                 Voting Rights. For each share of Series A Common Stock, the holder thereof shall have the right to cast one (1) vote at any duly called meeting of shareholders or pursuant to a written consent of shareholders in lieu of a meeting.

B.                 Other Rights and Preferences. Series A Common Stock shall have such other rights and preferences as may be determined by a resolution of the Board.

(b)                   Series B Common Stock:

A.                 Voting Rights. For each share of Series B Common Stock, the holder thereof shall have the right to cast ten (10) votes at any duly called meeting of shareholders or pursuant to a written consent of shareholders in lieu of a meeting.

B.                 No Dividends. The holders of Series B Common Stock shall not be entitled to participate with the holders of Series A Common Stock in the payment of any dividends payable by the Corporation in cash or in kind.

C.                 No Rights on Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series B Common Stock shall not be entitled to receive any cash, cash-in-kind or assets whatsoever of the Corporation.

D.                 Conversion. Series B Common Stock shall no rights to convert into any other authorized shares of the Corporation.

E.                 Transferability. The consent of 80% of the issued and outstanding shares of Series B Common Stock shall be required for any holder of Series B Common Stock to sell, assign or transfer any shares of Series B Common Stock to a third party, or to grant proxies or voting rights with respect to any shares of Series B Common Stock, except for any proxies granted to George Alvarez relating to the Series B Common Stock.

F.                  Redemption Rights. On May 23, 2023, the Corporation shall redeem each share of Series B Common Stock then outstanding at par value $0.001 per share.

(c)                   Series B Preferred Stock:

A.                 Limitations on Increased Amount. The number of shares designated as Series B Preferred Stock shall be 2,500, which will not be subject to increase without any consent of the holders of the Series B Preferred Stock (each a “Holder” and collectively, the “Holders”) that may be required by applicable law.

B.                 Ranking and Voting.

1.                  Ranking. The Series B Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and right of liquidation with the Corporation’s Series A Common Stock; and (b) junior to all existing and future indebtedness of the Corporation.

2.                  Voting. Without the prior written consent of a majority of Holders, the Company may not issue any Series B Preferred Stock, or Preferred Stock that is not junior to the Series B Preferred Stock in right of dividends and liquidation. Except as required by applicable law or as set forth herein, the holders of shares of Series B Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors.

C.                 Dividends.

1.                  Commencing on the date of the issuance of any such shares of Series B Preferred Stock (each respectively an “Issuance Date”), Holders of Series B Preferred Stock will be entitled to non-cumulative dividends on each outstanding share of Series B Preferred Stock (“Dividends”), at a rate equal to 2.50% per annum, subject to adjustment as provided herein. Dividends will be payable when, as and if declared by the Board of Directors in its sole discretion. Any calculation of the amount of such Dividends payable pursuant to the provisions of this Section 4.4(c) C. will be made based on a 365-day year, compounded annually.

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2.                  Dividends and any Embedded Derivative Liability are payable at the Corporation’s election, (a) in cash, or (b) in registered and free trading shares of Series A Common Stock registered pursuant to a current and effective registration statement on file with the U.S. Securities & Exchange Commission, valued at 81.0% of the following: the Closing Price of the Series A Common Stock on the date of delivery, not to exceed the Closing Price on any Trading Day during the Equity Conditions Measuring Period.

3.                  So long as any shares of Series B Preferred Stock are outstanding, no dividends or other distributions will be paid, declared or set apart with respect to any Series A Common Stock, unless the amount of any Dividends are first paid to the holders of Series B Preferred Stock. The Series A Common Stock will not be redeemed while the Series B Preferred Stock is outstanding.

D.                 Protective Provision. So long as any shares of Series B Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series B Preferred Stock then outstanding (voting as a class), (i) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock or alter or amend the designations applicable to Series B Preferred Stock, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series B Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series B Preferred Stock, (v) liquidate, dissolve or wind-up the business and affairs of the Corporation, or effect any Deemed Liquidation Event (as defined below), or (vi) enter into any agreement with respect to the foregoing.

1.                  A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2.                  The Corporation will not have the power to effect a Deemed Liquidation Event referred to in Section 4.4(c) D.1 unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the shareholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section 4.4(c) E.

E.                  Liquidation.

1.                  Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, pari passu with any distribution or payment made to the holders of Series A Common Stock by reason of their ownership thereof, the Holders of Series B Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount with respect to each share of Series B Preferred Stock equal to $10,000.00, plus any accrued but unpaid Dividends thereon (collectively, the “Series A Liquidation Value”). If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series B Preferred Stock are not paid in full, the holders of shares of Series B Preferred Stock will share equally and ratably with the holders of shares of Series A Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled

2.                  If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then such assets will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

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F.                  Redemption.

1.                  Corporation’s Redemption Option. Upon or after 18 years after the Issuance Date (“Derivative Maturity Date”), the Corporation will have the right, at the Corporation’s option, to redeem all or a portion of the shares of Series B Preferred Stock, at a price per share equal to 100% of the Series A Liquidation Value (the “Corporation Redemption Price”).

2.                  Early Redemption. Prior to redemption pursuant to Section 4.4(c)F.1 hereof, the Corporation will have the right, at the Corporation’s option, to redeem all or a portion of the shares of Series B Preferred Stock at any time or times after the Issuance Date of such Series B Preferred Stock, at a price per share (the “Early Redemption Price”) equal to the sum of the following: (a) the Corporation Redemption Price, plus (b) the Embedded Derivative Liability on the date of the applicable redemption or conversion, less (c) any Dividends that have been paid.

3.                  Credit Risk Adjustment. Notwithstanding any other provision, the Embedded Derivative Rate shall adjust upward by an amount equal to the Credit Spread Adjustment for each amount, if any, equal to the Adjustment Factor, or any portion thereof that the Measuring Metric falls below the Minimum Triggering Level; provided, however, that in no event shall the Embedded Derivative Rate exceed the Maximum Rate. The Embedded Derivative Rate shall adjust downward by an amount equal to the Credit Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level; provided, however, that in no event shall the Embedded Derivative Rate be below the Minimum Rate.

4.                  Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or effect any Deemed Liquidation Event, the Corporation will redeem the Series B Preferred Stock at the applicable Early Redemption Price set forth in Section 4.4(c)F.2.

5.                  Mechanics of Redemption. If the Corporation elects to redeem any of the Holders’ Series B Preferred Stock then outstanding, it will deliver written notice thereof via facsimile and overnight courier (“Notice of Redemption at Option of Corporation”) to each Holder, which Notice of Redemption at Option of Corporation will indicate (a) the number of shares of Series B Preferred Stock that the Corporation is electing to redeem and (b) the applicable Early Redemption Price or Corporation Redemption Price.

6.                  Payment of Redemption Price. Upon receipt by any Holder of a Notice of Redemption at Option of Corporation, such Holder will promptly submit to the Corporation such Holder’s Series B Preferred Stock certificates. Upon receipt of such Holder’s Series B Preferred Stock certificates, the Corporation will pay the Corporation Redemption Price or Early Redemption Price, as applicable, to such Holder in cash.

G.                 Conversion.

1.                  Mechanics of Conversion.

a.	Subject to the terms and conditions hereof, one or more of the Series B Preferred Stock may be converted, in part or in whole, into shares of Series A Common Stock, at any time or times after the Issuance Date, at the option of Holder or the Corporation, by (i) if at the option of Holder, delivery of a written notice to the Corporation (the “Holder Conversion Notice”), of the Holder’s election to convert the Series B Preferred Stock, or (ii) if at the option of the Corporation, if the Equity Conditions are met, delivery of a written notice to Holder (the “Corporation Conversion Notice” and, with the Holder Conversion Notice, each a “Conversion Notice”), of the Corporation’s election to convert the Series B Preferred Stock. On the same Trading Day on which the Corporation has received the Holder Conversion Notice or issued the Corporation Conversion Notice (as the case may be) by 11:59 a.m. Eastern time, or the following Trading Day if received after such time or on a non-Trading Day, the Corporation shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of the Holder Conversion Notice or issuance of the Corporation Conversion Notice to the Holder and the Corporation’s transfer agent (the “Transfer Agent”) and shall either (a) issue and surrender to a common carrier for overnight delivery to the address as specified in the notice of exercise a certificate bearing no restrictive legend, registered in the name of the Purchaser or its designee, for the number of Shares to which the Purchaser is entitled upon conversion of as set forth in the notice, or (b) provided the Company is approved through DTC, authorize the credit by the Transfer Agent of such aggregate number of Conversion Shares to which the Holder is entitled pursuant to such Conversion Notice to Holder’s or its designee’s balance account with The Depository Trust Corporation (DTC) Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, time being of the essence.

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b.	No fractional shares of Series A Common Stock are to be issued upon conversion of Series B Preferred Stock, but rather the Corporation shall issue to Holder scrip or warrants in registered form (certificated or un-certificated) which shall entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share.

c.	The Holder shall not be required to deliver the original certificates for the Series B Preferred Stock in order to effect a conversion hereunder.

d.	The Corporation shall pay any and all taxes which may be payable with respect to the issuance and delivery of Conversion Shares to Holder.

2.                  Holder Conversion. In the event of a conversion of any Series B Preferred Stock pursuant to an Holder Conversion Notice, the Corporation shall issue to the Holder of such Series B Preferred Stock a number of Conversion Shares equal to (a) the Early Redemption Price multiplied by (b) the number of such Series B Preferred Stock subject to the Holder Conversion Notice divided by (c) the Conversion Price with respect to such Series B Preferred Stock.

3.                  Corporation Conversion. In the event that the Closing Price of the Series A Common Stock exceeds 300% of the Conversion Price with respect to a Series B Preferred Stock for any 20 consecutive Trading Days, upon a conversion of any Series B Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation shall issue to the Holder of such Series B Preferred Stock a number of Conversion Shares equal to (a) the Early Redemption Price multiplied by (b) the number of such Series B Preferred Stock subject to the Corporation Conversion Notice divided by (c) the Conversion Price with respect to such Series B Preferred Stock.

4.                  Stock Splits. If the Corporation at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Series A Common Stock into a greater number of shares, the Conversion Price, Adjustment Factor, Maximum Triggering Level and Minimum Triggering Level in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Series A Common Stock into a smaller number of shares, the Conversion Price, Adjustment Factor, Maximum Triggering Level and Minimum Triggering Level in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4.4(c) 4 shall become effective at the close of business on the date the subdivision or combination becomes effective.

5.                  Rights. In addition to any adjustments pursuant to Section 4.4(c)G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Series A Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Series A Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Series A Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

6.                  Definitions. For purposes of this Section 4.4(c) G, the following terms shall have the following meanings:

a.	“Adjustment Factor” means $0.0050 per share of Series A Common Stock.

b.	“Conversion Price” means a price per share of Series A Common Stock equal to $0.20 per share of Series A Common Stock, subject to adjustment as otherwise provided herein.

c.	“Conversion Shares” means shares of Series A Common Stock issuable upon conversion of Series B Preferred Stock.

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d.	“Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, as reported by Bloomberg, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, as reported by Bloomberg, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the lowest bid price of any market maker for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

e.	“Credit Spread Adjustment” means 98.4860 basis points.

f.	“Embedded Derivative Liability” for each share of Series B Preferred Stock means the Corporation Redemption Price, multiplied by the product of (i) the Embedded Derivative Rate on the date of determination of the Embedded Derivative Liability, and (ii) the number of whole years between the Issuance Date and the Derivative Maturity Date.

g.	“Embedded Derivative Rate” means 8.00% per annum, subject to adjustment.

h.	“Equity Conditions” means (i) on each day during the period beginning 30 Trading Days prior to the applicable date of determination and ending 30 Trading Days after the applicable date of determination (the “Equity Conditions Measuring Period”), the Series A Common Stock is designated for quotation on the Trading Market and shall not have been suspended from trading on such exchange or market nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the then effective minimum listing maintenance requirements of such exchange or market; (ii) during the Equity Conditions Measuring Period, the Corporation shall have delivered Conversion Shares upon all conversions or redemptions of the Series B Preferred Stock in accordance with their terms to the Holder on a timely basis; (iii) the Corporation shall have no knowledge of any fact that would cause both of the following (1) a registration statement not to be effective and available for the issuance of the Conversion Shares; and (2) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of the Conversion Shares, or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Series B Preferred Stock; (iv) a minimum of $3.0 million in aggregate trading volume has traded on the Trading Market during the 20 Trading Dates prior to the date of determination; and (v) the Corporation otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document.

i.	“Maximum Rate” means 27.0% per annum.

j.	“Maximum Triggering Level” means $0.220 per share of Series A Common Stock.

k.	“Measuring Metric” means the Closing Price of the Series A Common Stock on any Trading Day following the Issuance Date of the Series B Preferred Stock.

l.	“Minimum Rate” means 2.0% per annum.

m.	“Minimum Triggering Level” means $0.1850 per share of Series A Common Stock.

n.	“Trading Day” means any day on which the Series A Common Stock is traded on the Trading Market; provided that it shall not include any day on which the Common Stock is (i) scheduled to trade for less than 5 hours, or (ii) suspended from trading.

o.	“Trading Market” means whatever is at the time the principal U.S. trading exchange or market for the Series A Common Stock.

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7.                  Conversion Limitation. Notwithstanding any other provision, at no time may the Corporation or Holder deliver a Conversion Notice if the number of Conversion Shares to be received pursuant to such Conversion Notice, aggregated with all other shares of Series A Common Stock then beneficially (or deemed beneficially) owned by Holder, would result in Holder owning, on the date of delivery of the Conversion Notice, more than 9.99% of all Series A Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. No Corporation Conversion Notice may be issued with respect to more than 30 Preferred Shares with respect to any Equity Conditions Measuring Period.

H.                 Register. The Corporation will keep at its principal office, or at the offices of the transfer agent, a register of the Series B Preferred Stock, which shall be prima facie indicia of ownership of all outstanding shares of Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation, at the request of the record Holder of such certificate, will execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the Holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

I.                   Notices. Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Nevada. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 4.4(c)I prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this section later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given.

J.                  Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series B Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

K.                 Headings. The headings contained in this Section 4.4(c) are for convenience only, do not constitute a part of the designations of Series B Preferred Stock, and will not be deemed to limit or affect any of the provisions hereof.

4.5                  Authority of Board of Directors Regarding Capital Stock. The authority vested in the Board under Article VII of these Amended and Restated Articles of Incorporation to further amend the Articles of Incorporation without necessity of approval by vote of the Corporation’s shareholders expressly extends, subject to the proviso in Article VII hereof, to any amendment to designate the voting powers, designations, preferences limitations, restrictions, relative rights of any class or series of stock, dividends, premiums of redemption, conversion rights and other variations of the same applicable to any class or series of the Corporation’s capital stock, prior to the issuance of any shares of such class or series of stock.

ARTICLE V – DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of the Board. The number of directors may at any time or times be increased or decreased as provided in the Corporation’s by-laws. Except as may otherwise be provided in the bylaws of the Corporation, all directors shall be elected to hold office until their respective successors are elected and qualified, or until their earlier resignation or removal.

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ARTICLE VI – BYLAWS

The Board shall have the power to alter, amend, change, add to and repeal, from time to time, the by-laws of the Corporation.

ARTICLE VII – AMENDMENT OF ARTICLES OF INCORPORATION

To the maximum extent allowable under the NRS or other applicable law, authority is vested in the Board, without necessity of approval by vote of the Corporation’s shareholders, to further amend these Amended and Restated Articles of Incorporation; provided, however, any future amendment that changes the attributes or number of shares of a class or series of stock for which there are shares outstanding must be approved by a majority of the voting power of the Company. More specifically, the Board is vested with authority to designate the voting powers, designations, preferences, limitations, restrictions, relative rights of any class or series of stock, dividends, premiums of redemption, conversion rights and other variations of the same applicable to any class or series of the Company’s capital stock, prior to the issuance of any shares of such class or series of stock, without prior shareholder approval; provided, however, any such amendment that would adversely alter or change any preference or relative or other right given to any class or series of outstanding shares must be approved by the vote of the shareholders representing a majority of the voting power of each class or series adversely affected by such action, regardless of limitations or restrictions on the voting power thereof. For any proposed amendment that requires shareholder approval, the Board shall adopt a resolution setting forth the proposed amendment and declaring its advisability and submit the matter to the shareholders entitled to vote thereon for the consideration thereof in accordance with the provisions of the NRS and these Amended and Restated Articles of Incorporation. In the resolution setting forth the proposed amendment, the Board may insert a provision allowing the Board to later abandon the amendment, without concurrence by the shareholders, after the amendment has received shareholder approval but before the amendment is filed with the Nevada Secretary of State.

ARTICLE VIII – DIRECTORS’ AND OFFICERS’ LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer, that the foregoing provision shall not eliminate or limit the liability of a director or officer for: (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) the payment of dividends in violation of Section 78.300 of the NRS. Any repeal or modification of this Article VIII by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE IX – ACQUISITIONS OF CONTROLLING INTEREST

The Corporation elects not to be governed by the provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, pertaining to acquisitions of controlling interest.

ARTICLE X – COMBINATIONS WITH INTERESTED SHAREHOLDERS

The Corporation elects not to be governed by the provisions of Sections 78.411 to 78.444, inclusive, of the NRS, pertaining to combinations with interested shareholders.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment and Restatement of the Articles of Incorporation of VelaTel Global Communications, Inc. as of the __ day of September, 2013.

__________________________

Kenneth L. Waggoner

Secretary

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